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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          --------------------------

                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                   September 10, 1997 (September 10, 1997)


                                 Anchor Gaming
                              -------------------
            (Exact name of registrant as specified in its charter)


              Nevada               000-23124           88-0304253
         ---------------          ------------     ------------------
         (State or Other          (Commission        (IRS Employer
         Jurisdiction of          File Number)     Identification No.)
         Incorporation)


              815 Pilot Road, Suite G, Las Vegas, Nevada  89119
             ---------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

    Registrant's telephone number, including area code:    (702) 896-7568
                                                        --------------------

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ITEM 5.  OTHER EVENTS

On September 10, 1997, the Registrant released the press release attached hereto as Exhibit 20.1, which press release is incorporated in its entirety herein by reference. See "Index to Exhibits".












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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  September 10, 1997

                               ANCHOR GAMING

                               By:            /s/  Stanley E. Fulton
                                     ------------------------------------------
                               Name: Stanley E. Fulton, Chairman of the
                                     Board, Chief Executive Officer, and acting
                                     Chief Financial Officer









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                              INDEX TO EXHIBITS


                                                         Sequentially
      Description of Exhibit                             Numbered Page
      ----------------------                             -------------

20.1  Press Release dated September 10, 1997                   --









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